UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BIRNER DENTAL MANAGEMENT SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

April 30, 2015

TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at the Company’s offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class III directors to our Board of Directors to hold office until the 2018 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. You may also vote electronically through the Internet or by telephone, as further described on the proxy card. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:	/s/ Frederic W. J. Birner Name: Frederic W.J. Birner Title: Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 9, 2015

TO OUR SHAREHOLDERS:

The 2015 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class III directors to our Board of Directors to hold office until the 2018 annual meeting of shareholders or until such director’s successor is duly elected and qualified.
(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 20, 2015 are entitled to notice of and to vote at the meeting. You may view and/or download the 2015 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS III DIRECTOR NOMINEES.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty

Name:  Dennis N. Genty
Title:   Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 30, 2015

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, AS FURTHER DESCRIBED ON THE PROXY CARD. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
1777 SOUTH HARRISON STREET, SUITE 1400
DENVER, COLORADO 80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
to be held June 9, 2015

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2015 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Tuesday, June 9, 2015, at our offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 30, 2015.

Our Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 9, 2015.

This Proxy Statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING VOTING AND SOLICITATION

Voting

Shareholders are being asked to elect two Class III directors and act on any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 20, 2015, the record date for shareholders entitled to vote at the meeting, 1,859,689 shares of common stock were issued and outstanding.

Shares that are not voted in person cannot be voted on your behalf unless a proxy is given. Subject to the limitations described below, you may vote by proxy:

(i)	by completing, signing and dating the enclosed proxy card and mailing it promptly in the enclosed, postage prepaid, addressed envelope;
(ii)	by telephone; or
(iii)	electronically through the Internet.

Voting By Proxy Card.  Each shareholder may vote by proxy by using the enclosed proxy card. When you return a proxy card properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted for election of the nominees named on the proxy as Class III directors and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies. If you own common stock through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity, follow the instructions provided by your nominee regarding how to instruct your nominee to vote your shares.

Voting Through the Internet Or By Telephone.  If you are a registered shareholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you may vote by proxy by using either the Internet or telephone methods of voting. Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 8, 2015. Please see below and in the proxy card provided to you for instructions on how to access the Internet and telephone voting systems. If your shares of common stock are held in “street name” for your account, contact your broker, bank or other nominee to determine if you may vote through the Internet or by telephone.

Proxies submitted through the Internet or by telephone must be received by 5:00 p.m., Mountain Daylight Time, on June 8, 2015.

Vote by Internet

•	Go to www.investorvote.com/BDMS
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
•	Follow the instructions provided by the recorded message

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation that is received by us by 5:00 p.m., Mountain Daylight Time, on June 8, 2015, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominee having the highest number of votes cast in favor of election will be elected to the Board of Directors. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted on a completed proxy will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class III directors, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact on any matter that may properly come before the meeting so long as a quorum is present.

Solicitation

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $8,900. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE: ELECTION OF TWO CLASS III DIRECTORS

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Paul E. Valuck, D.D.S. and Thomas D. Wolf) whose terms will expire upon the election and qualification of directors at the 2016 annual meeting of shareholders.

Class II is made up of one director (Brooks G. O’Neil) whose term will expire upon the election and qualification of directors at the 2017 annual meeting of shareholders.

Class III is currently made up of one director (Frederic W.J. Birner) who is standing for re-election at this 2015 annual meeting of shareholders. The Board of Directors also has nominated Dennis N. Genty for election as a Class III director at this 2015 annual meeting of shareholders. If elected, Mr. Genty’s term would expire upon the election and qualification of directors at the 2018 annual meeting of shareholders. Mr. Genty, who is our Chief Financial Officer, was a member of our Board of Directors from 1995 until 2004.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed the directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Class III Director Nominees

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ELECTION OF THE FOLLOWING NOMINEES AS OUR CLASS III DIRECTORS.

Class of Director	Name	Age	Since
Class III	Frederic W.J. Birner	57	1995
Class III	Dennis N. Genty	57	*

*	Mr. Genty previously served as a director of the Company from 1995 until 2004.

Each nominee’s biography is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class I or Class II directors this year. The following table shows the names, ages and classes of the continuing directors. Each director’s biography is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since
Class I	2016	Paul E. Valuck, D.D.S.	58	2001
Class I	2016	Thomas D. Wolf	60	2004
Class II	2017	Brooks G. O’Neil	58	2003

Required Vote

Assuming a quorum is present, the nominees having the highest number of votes cast in favor of election will be elected to the Board of Directors as Class III directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named above. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, the nominees will hold office until the 2018 annual meeting of shareholders or until a successor is elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF THE TWO CLASS III DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Because we are a small public company, our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210. The Board believes that this approach serves the Board’s and its shareholders’ needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings

The entire Board of Directors met five times during the year ended December 31, 2014. Each director attended 100% of the Board of Directors’ meetings. No director attended fewer than 75% in the aggregate of all Board meetings and meetings of any Committee on which he served during 2014. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner and Thomas D. Wolf attended our 2014 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(c) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise based on their years of relevant professional work experience and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations. The Audit Committee met four times during the year ended December 31, 2014, and all members were present at each meeting.

The Audit Committee selects, engages, approves fees for and oversees our independent registered public accounting firm and pre-approves all services to be performed by them. Also the Audit Committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. We will provide a copy of the charter for the Audit Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2014 were Brooks G. O’Neil, Paul E. Valuck, D.D.S. and Thomas D. Wolf, each of whom is an independent director as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The Compensation Committee met one time in 2014.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Equity Incentive Plan, as amended (“2005 Plan”). Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines awards granted to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached as Appendix B to this Proxy Statement. We will provide a copy of the charter for the Compensation Committee to any person, without charge, upon request by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees, as modified or supplemented. In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss its independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Thomas D. Wolf (Chairman)
Brooks G. O’Neil
Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission. A copy of the Company’s Code of Conduct is available on our website at www.perfectteeth.com/legal.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. Under the Audit Committee charter, the Audit Committee is responsible for the review and approval of all related party transactions required to be disclosed to the public under the rules of the Securities and Exchange Commission. All of our employees, officers and directors are required to comply with our Code of Conduct. The Code of Conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the Code of Conduct, provided that with respect to the directors and any member of senior management, the Audit Committee was given prior notice of such transaction and approved it. The rules in the Code of Conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2015 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. The address of each of the named executive officers and directors is our office address, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
Named Executive Officers & Directors
Frederic W. J. Birner(3)	348,348	17.8%
Dennis N. Genty	124,320	6.7%
Brooks G. O’Neil(4)	32,715	1.8%
Paul E. Valuck, D.D.S.(5)	54,552	2.9%
Thomas D. Wolf(6)	58,817	3.1%
5% Owners
Lee Schlessman(7)	169,629	9.1%
Elizabeth Genty(8)	101,230	5.4%
Mark A. Birner, D.D.S.(9)	388,956	20.9%
All executive officers and directors (five persons)(10)	618,752	31.2%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 20, 2015 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Percentage of ownership for each beneficial owner is based on 1,859,689 shares of common stock outstanding at April 20, 2015 plus any options currently exercisable or exercisable within 60 days of April 20, 2015, computed separately for each beneficial owner using information provided in the following footnotes.
(3)	Includes 100,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(4)	Includes 8,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(5)	Includes 8,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(6)	Includes 9,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 20, 2015.
(7)	The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202. Based on communication with shareholder on April 13, 2015.
(8)	The address for Ms. Genty is P.O. Box 9061, Pueblo, Colorado 81008. Based on communication with shareholder on April 7, 2015.
(9)	The address for Mark Birner, D.D.S. is 2325 E. 7th Avenue Parkway, Denver, Colorado 80206. Based on communication with shareholder on April 2, 2015.
(10)	Includes 125,000 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or exercisable within 60 days of April 20, 2015.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	57	Chairman of the Board, Chief Executive Officer and Director
Dennis N. Genty	57	Chief Financial Officer, Secretary, Treasurer and Director Nominee
Brooks G. O’Neil	58	Director
Paul E. Valuck, D.D.S.	58	Director
Thomas D. Wolf	60	Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer and Treasurer since September 1995. Mr. Genty was a director of the Company’s Board of Directors from the Company’s inception until 2004, when he resigned enabling the Company to be in compliance with applicable Nasdaq rules that require that a majority of the Company’s directors be independent according to specified criteria.

Brooks G. O’Neil was appointed as a director in January 2003 and was first elected by our shareholders at the 2005 annual meeting of shareholders. Since October 2006, Mr. O’Neil has been employed by Dougherty & Co., an investment banking firm, as a Senior Research Analyst covering areas of growth and change in health care.

Paul E. Valuck, D.D.S. was appointed as a director in April 2001 and was first elected by our shareholders at the 2001 annual meeting of shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director in June 2004 and was first elected by our shareholders at the 2007 annual meeting of shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security system business, in December 1998 and has served as its Chief Financial Officer since December 1998. From April 2003 until June 2012, Mr. Wolf also served as Chief Executive Officer for Shield Security Systems, LLC.

Messrs. Frederic W.J. Birner, O’Neil and Wolf bring financial and business expertise to the Board of Directors based on their years of professional work experience. Mr. Genty, a director nominee, will bring financial and business expertise in the dental industry based on his years of professional experience. Dr. Valuck brings dental industry experience to the Board of Directors.

BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and one director who is an employee of the Company. In addition, Mr. Genty, a director nominee, is also an employee of the Company. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole reviews and discusses the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board of Directors meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and auditors. The Audit Committee meets quarterly and then the independent members of the Board of Directors conduct an executive session without senior management.

Board Diversity

Although the Board of Directors does not currently have a diversity policy regarding selection of Board nominees or other formal criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings, In considering nominees, the Board would consider diversity among other factors relevant to its decision.

EXECUTIVE COMPENSATION SUMMARY

Executive Compensation for Years Ended December 31, 2013 and 2014

The following table summarizes, with respect to our Chief Executive Officer and each of the other individuals for which disclosure is required (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2013 and 2014.

		Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Award (1)		All Other Compensation (2)	Total
Frederic W.J. Birner Chairman of the Board, Chief Executive Officer, and Director	2013	$450,000	$123,634	$—		$9,172	$582,806
	2014	$495,833	$—	$80,931	(3)	$9,388	$586,152

Dennis N. Genty Chief Financial Officer, Treasurer and Secretary	2013	$315,000	$52,500	$—		$17,748	$385,248
	2014	$337,917	$—	$80,931	(3)	$9,703	$428,551

Mark A. Birner, D.D.S.(4) Former President, and Former Director	2013	$315,000	$52,500	$—		$20,176	$387,676
	2014	$184,699	$—	$—		$174,871	$359,570

(1)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, “Stock Compensation” (FASB ASC Topic 718). The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014.
(2)	For Mr. Frederic W.J. Birner and Mr. Genty, all other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account and payment for medical/vision/life insurance premiums. For Mr. Mark Birner, all other compensation for 2014 is comprised of (i) $153,218 of cash severance payments as well as $7,991 of COBRA medical payments and life insurance premium payments made pursuant to his agreement with us, which was effective July 17, 2014, in connection with his resignation from the Company, and (ii) $13,662 of our contribution to Mr. Birner’s 401(k) plan account as well as payments for medical/vision/life insurance premiums prior to his resignation from the Company on July 17, 2014.
(3)	Options to purchase 30,000 shares of our common stock were granted to Frederic W.J. Birner on November 12, 2014. Of these options, 10,000 will vest on November 12, 2015, 10,000 will vest on November 12, 2016 and 10,000 will vest on November 12, 2017. Options to purchase 30,000 shares of our common stock were granted to Mr. Genty on November 12, 2014. Of these options, 10,000 will vest on November 12, 2015, 10,000 will vest on November 12, 2016 and 10,000 will vest on November 12, 2017.
(4)	Mark A. Birner resigned as President and director, effective July 17, 2014. Pursuant to an agreement with the Company, (i) Mr. Birner is receiving ten months of base salary totaling approximately $283,000 payable in accordance with regular payroll practices and (ii) the Company is paying for Mr. Birner’s COBRA payments and his Company-procured life insurance policy for up to ten months in accordance with the terms of the agreement.

Base Salary and Bonus

The Compensation Committee reviews the base salaries of the Company’s executive officers on an annual basis. The Compensation Committee also determines bonuses. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular executive officer and of the Company, the executive officer’s experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

During February 2014, the Compensation Committee met and approved an increase in base salary effective February 1, 2014 for Frederic W.J. Birner, from $450,000 to $500,000, for Mark A. Birner, from $315,000 to $340,000, and for Dennis N. Genty, from $315,000 to $340,000.

Grant of Plan Based Awards

In November 2014, the Compensation Committee granted options to purchase 30,000 shares of common stock to Frederic W.J. Birner and 30,000 shares of common stock to Dennis Genty. See note 3 to the Summary Compensation Table above for the terms of the option awards. The option awards were granted under the 2005 Plan, which terminated on March 17, 2015. The Board of Directors currently does not have any plans to approve and adopt a new equity plan for the Company, but may do so in the future.

Outstanding Equity Awards at December 31, 2014

The following table contains information regarding options outstanding with respect to the Named Executive Officers at December 31, 2014.

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh) (2)	Option Expiration Date
Frederic W.J. Birner	January 16, 2008	(1)	30,000		—	$21.00	1/16/2015
	March 15, 2012	(3)(4)	75,000	(4)	25,000	$18.39	3/15/2019
	November 12, 2014			(5)	30,000	$15.50	11/12/2021
Dennis N. Genty	January 16, 2008	(1)	10,000		—	$21.00	1/16/2015
	November 12, 2014			(5)	30,000	$15.50	11/12/2021
Mark A. Birner, D.D.S.	January 16, 2008	(1)	20,000		—	$21.00	1/16/2015

(1)	These options were granted on January 16, 2008 and became fully vested as of January 16, 2011.
(2)	The option exercise price was based on the last reported sales price of our common stock on the grant date as reported on The Nasdaq Capital Market on January 16, 2008 of $21.00 per share, March 15, 2012 of $18.39 per share and on November 12, 2014 of $15.50 per share.
(3)	Options to purchase 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012 and vested on March 15, 2012.
(4)	Options to purchase an additional 50,000 shares of our common stock were granted to Frederic W.J. Birner on March 15, 2012, subject to shareholder approval of an amendment to the 2005 Plan, which occurred on June 7, 2012, of which options to purchase 25,000 shares vested on March 15, 2014 and options to purchase 25,000 shares vested on March 15, 2015.
(5)	Options to purchase 30,000 shares of our common stock were granted to Frederic W.J. Birner and Dennis N. Genty on November 12, 2014. Of these shares, 10,000 shares will vest on November 12, 2015, 10,000 shares will vest on November 12, 2016 and 10,000 will vest on November 12, 2017 for each of the Named Executive Officers.

Equity Compensation Plan Information

Information related to securities issuable and available for issuance under the 2005 Plan as of December 31, 2014 is set forth in the table below. For information about the 2005 Plan, see note 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014. The 2005 Plan terminated on March 17, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	586,833	(1)	$17.36	191,701
Equity compensation plans not approved by security holders	—		—	—
Total	586,833		$17.36	191,701

(1)	As of December 31, 2014, there were 322,834 shares issuable under exercisable options under the 2005 Plan.

Payments upon Change in Control

Upon a change in control of our Company, as defined in the 2005 Plan, all outstanding options, restricted stock and RSUs automatically vest.

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Year Ended December 31, 2014

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2014.

	Compensation
Name of Non-Employee Director	Fees Earned or Paid in Cash	Option Awards ($)(1)(2)	Total
Brooks G. O’Neil	$25,000	$21,582	$46,582
Paul E. Valuck, D.D.S.	$25,000	$21,582	$46,582
Thomas D. Wolf	$37,000	$21,582	$58,582

(1)	The amounts shown represent the aggregate grant date fair value of option awards granted to each of the non-employee directors in 2014. The grant date fair value is the closing price of our common stock on the date of grant. Pursuant to the 2005 Plan, each non-employee director was granted options to purchase 8,000 shares of our common stock on November 12, 2014. The exercise price of the stock options is $15.50, which was the closing price of our common stock on the date of grant. The options vest in three equal installments on November 12, 2015, November 12, 2016 and November 12, 2017. The assumptions used in the calculation of these amounts are included in notes 2 and 7 to the Company’s audited financial statements for the year ended December 31, 2014 included in the Company’s Form 10-K for the year ended December 31, 2014.
(2)	At December 31, 2014, the non-employee directors had the following options outstanding: Brooks G. O’Neal: 16,000, of which 8,000 were exercisable, Paul E. Valuck, D.D.S.: 16,000, of which 8,000 were exercisable, and Thomas D. Wolf: 17,000, of which 9,000 were exercisable.

Directors who are our full-time employees receive no compensation for serving as directors. For 2014, non-employee directors were paid the following fees: 1) a $5,500 per calendar quarter retainer, 2) $500 per calendar quarter Audit Committee meeting and 3) $1,500 per annual Audit Committee meeting. Mr. Wolf was paid a $3,000 per calendar quarter retainer for his services as Chairman of the Audit Committee. Such amounts were effective January 1, 2014.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as our independent registered public accounting firm since November 2001. The Audit Committee has approved the engagement of Hein as our independent registered public accounting firm for 2015. We expect that representatives of Hein will be present at the 2015 Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2014 and 2013 were approved in advance by the Audit Committee.

Audit Fees

For the year ended December 31, 2014, Hein billed us $91,000 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2014.

For the year ended December 31, 2013, Hein billed us $91,305 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the year ended December 31, 2013.

Audit-Related Fees

For the year ended December 31, 2014, Hein billed us $11,150 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

For the year ended December 31, 2013, Hein billed us $11,400 for audit-related professional services. These fees related to the audit of our 401(k) retirement savings plan.

Tax Fees and All Other Fees

For the years ended December 31, 2013 and 2014, Hein did not bill us for any tax fees or other professional services besides the services described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports required to be filed for 2014 were filed on a timely basis.

SHAREHOLDER PROPOSALS

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2016 annual meeting of shareholders on or before January 1, 2016. Notice of proposals received after March 16, 2016 will be deemed untimely and will not be considered at the meeting.

2014 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 1777 SOUTH HARRISON STREET, SUITE 1400, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons named in the proxies.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty
Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 30, 2015

Appendix A

BIRNER DENTAL MANAGEMENT SERVICES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the Company’s financial reporting process generally, (2) the integrity of the financial statements of the Company, (3) the independent auditor’s qualifications and independence, (4) the performance of the independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market and applicable laws and regulations.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall approve all audit engagement fees and terms and pre-approve all significant non-audit engagements with the independent auditors. The Audit Committee shall have oversight of the work of the independent auditors for the Company. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee or at least its chair should meet with management and, if it deems necessary, the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.
2.	Review and discuss with management, and if it deems necessary the independent auditor, the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.
3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.
4.	Discuss with management the Company’s earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.
5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.
6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:
a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor or management.
b)	Review other material written communications between the independent auditor and the management of the Company, including the management letter provided by the independent auditor, the Company’s response to that letter and any schedule of unadjusted differences.

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements between management and the independent auditor.

Oversight of the Company’s Relationship with the Independent Auditor

8.	Review the experience and qualifications of the senior members of the independent auditor team.
9.	Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.
10.	The Audit Committee shall receive from the independent auditor a written statement delineating all relationships between such auditor and the Company, consistent with Independent Standards Board Standard 1. The Audit Committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditor.
11.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.
12.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.
13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

14.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been violated.
15.	Approve or reject all related party transactions.
16.	Review the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

17.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.
18.	Discuss with the Company’s principal outside counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies, including corporate securities trading policies.
19.	Establish and oversee the process for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.
20.	Establish and oversee the process for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

BIRNER DENTAL MANAGEMENT SERVICES, INC.
COMPENSATION COMMITTEE CHARTER

There shall be a Compensation Committee of the Board of Directors (the “Board”) of Birner Dental Management Services, Inc. (the “Company”).

Organization

The Committee shall consist of at least two directors. The members of the Committee shall be appointed by the Board and shall serve for such term or terms as the Board may determine or until the earlier of such member’s resignation, removal or death. The Board shall have sole authority to remove and replace members of the Committee. Each director appointed to the Committee shall satisfy the independence requirements of The Nasdaq Stock Market, Inc. or any other exchange upon which the Company’s securities are listed. In addition, no director may serve unless he or she (i) is a “nonemployee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board shall designate one member of the Committee to serve as Chairman of the Committee.

Responsibilities

The Committee’s responsibilities shall be to:

a)	Develop guidelines and review the compensation and performance of executive officers of the Company and, based on the foregoing, determine or recommend to the Board for determination, the compensation of the Chief Executive Officer and the other executive officers;
b)	Make recommendations with respect to executive bonuses, incentive compensation plans, equity-based plans and retirement plans;
c)	Review the compensation and performance policies of the Company in the context of appropriate risk management;
d)	Review independent director compensation levels and practices, and recommend to the Board, from time to time, changes in such compensation levels and practices;
e)	Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval;
f)	Annually review the Committee’s own performance; and
g)	Perform any other activities consistent with or required by this Charter, the Company’s Bylaws and applicable laws, rules and regulations as the Committee or the Board deem appropriate.

General

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to engage a compensation consultant in accordance with applicable law. The Company in accordance with its normal business practices shall pay the fees and costs of such consultant.

Meetings

The Committee shall meet as often as it determines necessary or appropriate in its judgment. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action with meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet from time to time without such members present, and in all cases the Chief Executive Officer and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined. The Committee shall have the authority to delegate any of its responsibilities to one or more subcommittees or to one of its members as the Committee may deem appropriate in its sole discretion, to the extent permitted by law, stock exchange rules and other rules and regulations.

Birner Dental Management Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Nominee: 01 - Frederic W.J. Birner 02 - Dennis N. Genty

☐ **Mark here to vote FOR nominees**

☐ **Mark here to WITHHOLD vote from nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 3 7 7 9 7 2

0231KC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Birner Dental Management Services, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders
To be held June 9, 2015

The undersigned hereby appoints Frederic W.J. Birner and Dennis N. Genty, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Birner Dental Management Services, Inc. (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, June 9, 2015, at 10:00 a.m., Mountain Time, at the Company's offices, 1777 South Harrison Street, Suite 1400, Denver, Colorado 80210, and at any and all adjournments thereof for the purposes specified on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected hereon.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.